UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2020

VELODYNE LIDAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5521 Hellyer Avenue

San Jose, California 95138

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (669) 275-2251

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VLDR	The Nasdaq Stock Market LLC
Warrants, each exercisable for three-quarters of one share of common stock	VLDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 29, 2020 (the “Closing Date”), Velodyne Lidar, Inc. (formerly known as Graf Industrial Corp.), a Delaware corporation (the “Company”), consummated its previously announced acquisition of Velodyne Lidar, Inc. (currently known as Velodyne Lidar USA, Inc.), a Delaware corporation (“Velodyne”), pursuant to the Agreement and Plan of Merger, dated as of July 2, 2020 (as amended and clarified on August 20, 2020, the “Merger Agreement”), by and among the Company (formerly known as Graf Industrial Corp.), VL Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of the Company (“Merger Sub”), and Velodyne. The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.” Holders of 3,286 shares of Graf Industrial Corp. common stock elected to have their shares redeemed in connection with the Business Combination.

Upon the consummation of the Business Combination, Merger Sub merged with and into Velodyne, with Velodyne surviving the merger in accordance with the Delaware General Corporation Law as a wholly owned indirect subsidiary of the Company. In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from Graf Industrial Corp. to Velodyne Lidar, Inc. Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Velodyne and its subsidiaries, after the Closing, and “Graf” refers to the registrant prior the Closing.

Item 1.01.	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Closing, the Company expects to enter into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his service to the Company or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. Michael Dee will retain his existing indemnity agreement with the Company.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On September 29, 2020, the Business Combination was approved by the stockholders of Graf at the special meeting of stockholders (the “Special Meeting”). The Business Combination was completed on September 29, 2020.

As consideration for the Business Combination an aggregate of 143,871,074 shares of the Company’s common stock were issued to Velodyne’s stockholders. Pursuant to the Merger Agreement, outstanding Velodyne equity awards were cancelled and converted into equity awards of the Company that will settle into, or be exercisable for, 13,711,302 shares of common stock, of which approximately 6,218,778 shares of common stock are subject to vested equity awards.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company makes and incorporates by reference forward-looking statements in this Current Report on Form 8-K. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;

•	the future financial performance of the post-combination company following the Business Combination;

•	expansion plans and opportunities; and

•	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company’s management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the risk that the Business Combination disrupts current plans and operations;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the “Risk Factors” section in Graf’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2020 (the “Proxy Statement”) relating to the Special Meeting, which is incorporated herein by reference.

Business

The business of Graf prior to the Business Combination is described in the Proxy Statement in the section entitled “Information About the Company,” which is incorporated by reference herein. The business of Velodyne prior to the Business Combination is described in the Proxy Statement in the section entitled “Velodyne’s Business,” which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Proxy Statement in the section entitled “Risk Factors,” which is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement in the section entitled “Velodyne’s Business – Facilities,” which is incorporated herein by reference.

Unaudited Pro Forma Condensed Financial Information

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Management’s discussion and analysis of the financial condition and results of operations of Velodyne is included in the Proxy Statement in the section entitled “Velodyne’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated by reference herein.

Quantitative and Qualitative Disclosure about Market Risk

Velodyne’s quantitative and qualitative disclosure about market risk is included in the Proxy Statement in the section entitled “Velodyne’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosure about Market Risk,” which is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of common stock as of September 29, 2020 by:

•	each person known by the Company to be the beneficial owner of more than 5% of outstanding common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of September 29, 2020, assuming that the liquidity-event vesting conditions had been satisfied as of such date. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of the common stock of the Company is based on 172,896,920 shares of common stock issued and outstanding as of September 29, 2020.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by him.

Directors and Officers(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
David S. Hall(2)	59,866,919	34.6
Shares subject to voting proxy(3)	38,631,440	22.3
Total	98,498,359	56.9
Anand Gopalan(4)	1,482,646	*
Marta Thoma Hall(5)	6,274,629	3.6
Andrew Hamer(6)	91,806	*
Joseph B. Culkin(7)	13,559,196	7.8
Michael Dee(8)	170,318	*
James A. Graf(9)	1,957,000	1.1
Barbara Samardzich(10)	102,823	*
Christopher Thomas	—	—
All Executive Officers and Directors as a Group (13 individuals)(11)	106,855,104	60.9

Greater than 5% Stockholders:
Entities affiliated with Baidu Holdings Limited(12)	15,504,468	9.0
Ford Motor Company(13)	13,065,444	7.6

* Less than 1%.

(1)	This information is based on 172,896,920 shares of common stock outstanding at September 29, 2020. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5521 Hellyer Avenue, San Jose, California 95138.
(2)	Consists of (i) 59,770,524 shares of common stock held by Mr. Hall and (ii) 96,395 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020.
(3)	Consists of shares of common stock held by other former Velodyne stockholders over which, except under limited circumstances, Mr. Hall holds an irrevocable proxy, pursuant to agreements between Mr. Hall and such stockholders, including certain of the Company’s directors and officers, as indicated in the footnotes below. The Company does not believe that the parties to these voting agreements constitute a “group” under Section 13 of the Securities Exchange Act of 1934, as amended, as Mr. Hall exercises voting control over these shares.
(4)	Consists of (i) 146,890 shares of common stock subject to options exercisable within 60 days of September 29, 2020 and (ii) 1,335,756 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020.
(5)	Consists of (i) 5,935,865 shares of common stock held by Ms. Hall and (ii) 338,764 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020. Mr. Hall holds a proxy over all such shares.
(6)	Consists of 91,806 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020.
(7)	Consists of 13,559,196 shares of common stock held by Mr. Culkin. Mr. Hall holds a proxy over all such shares.
(8)	Consists of (i) 50,018 shares of common stock held by Mr. Dee, (ii) 300 shares of common stock held by a trust of which one of Mr. Dee’s children is the beneficiary and for which Mr. Dee serves as a trustee and (iii) 120,000 shares of common stock held by Spar City Capital LLC. Mr. Dee has voting and investment power over the shares held by Spar City Capital LLC, as Mr. Dee serves as such entity’s president and chief financial officer. Mr. Dee disclaims beneficial ownership of the shares identified in clauses (ii) and (iii), except to the extent of his pecuniary interest therein. Mr. Dee is also a member of Graf Acquisition LLC. Mr. Dee does not have voting or investment power over any shares held by Graf Acquisition LLC, except to the extent of any direct or indirect pecuniary interest he may have therein.
(9)	Consists of (i) 10,000 shares of common stock held by Mr. Graf and (iii) 1,947,000 shares of common stock held by Graf Acquisition LLC. James A. Graf, is the managing member of Graf Acquisition LLC and shares voting and investment discretion with OC Opportunities Fund II, L.P. (“Owl Creek”) with respect to the common stock held by Graf Acquisition LLC. Each of Mr. Graf and Owl Creek may be deemed to have beneficial ownership of the common stock held directly by Graf Acquisition LLC. Each of Mr. Graf and Owl Creek disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he or it may have therein, directly or indirectly.
(10)	Consists of 102,823 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020.
(11)	Consists of (i) 104,271,158 shares of common stock, (ii) 146,890 shares of common stock subject to options exercisable within 60 days of September 29, 2020 and (iii) 2,437,056 shares of common stock issuable pursuant to RSUs that will be time-based vested within 60 days of September 29, 2020. Mr. Hall is expected to hold a voting proxy over 38,631,440 of the 104,271,158 shares of common stock included in subpart (i) of this footnote.
(12)	Consists of (i) 13,065,444 shares of common stock held by Baidu (Hong Kong) Limited, and (ii) 2,439,024 shares of common stock held by Baidu Holdings Limited. Baidu (Hong Kong) Limited, a Hong Kong company, is a wholly-owned subsidiary of Baidu Holdings Limited, a British Virgin Islands company, which is wholly owned by Baidu, Inc., a Cayman Islands company listed on the Nasdaq Global Select Market. Baidu, Inc. may be deemed to beneficially own all of the shares held by Baidu (Hong Kong) Limited and Baidu Holdings Limited. The address for Baidu (Hong Kong) Limited is Suite 2409, Everbright Centre, 108 Gloucester Road, Wanchai, Hong Kong and for Baidu Holdings Limited is Offshore Incorporation Limited of P.O. Box 957, Offshore Incorporations Centre Road Town, Tortola, British Virgin Islands.
(13)	Consists of 13,065,444 shares of common stock held by Ford Motor Company. The address for Ford Motor Company is 1 American Rd, Dearborn, MI 48126.

Directors and Officers

Biographical information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Management After the Business Combination,” which is incorporated herein by reference.

In connection with and effective upon the consummation of the Business Combination, each of Graf’s officers and directors resigned, with the exception of Michael Dee. Mr. Dee will continue to serve as a director of the Company, as noted below.

The size of the Board was increased to eight members effective upon the Closing. In connection with the Business Combination, the Company appointed (i) each of Christopher Thomas and Barbara Samardzich to serve as Class I directors effective upon the Closing with terms expiring at the Company’s 2021 annual meeting of stockholders; (ii) each of Marta Thoma Hall, James A. Graf and Michael Dee to serve as Class II directors effective upon the Closing with terms expiring at the Company’s 2022 annual meeting of stockholders; and (iii) each of Joseph B. Culkin, Dr. Anand Gopalan and David S. Hall to serve as Class III directors effective upon the Closing with terms expiring at the Company’s 2023 annual meeting of stockholders.

Director Independence

The listing standards of the Nasdaq Stock Market (“Nasdaq”) require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors of such company, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Because Mr. Hall controls a majority of the outstanding voting power of the Company, the Company is a “controlled company” under the corporate governance rules of Nasdaq. Therefore, the Company is not required to have a majority of its board of directors be independent. In light of the Company’s status as a controlled company, the Company Board is not expected to have a majority of independent directors.

Barbara Samardzich, Christopher Thomas, James A. Graf and Michael Dee, have been determined to be independent by the Board pursuant to the rules of Nasdaq.

Committees of the Board of Directors

Following the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Each of the committees reports to Board.

The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The Audit Committee is responsible for, among other things, (i) appointing, retaining and evaluating the Company’s independent registered public accounting firm and approving all services to be performed by them; (ii) overseeing the Company’s independent registered public accounting firm’s qualifications, independence and performance; (iii) overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC; (iv) reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (v) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (vi) reviewing and approving related person transactions.

Effective upon the Closing, the Board appointed Michael E. Dee, Barbara J. Samardzich and Christopher Thomas as members of the Audit Committee. All members of the Audit Committee are independent within the meaning of the federal securities laws and the meaning of the Nasdaq Rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq, and the Board has determined that each of Michael E. Dee, Barbara J. Samardzich and Christopher Thomas is an “audit committee financial expert,” as that term is defined by the applicable rules of the SEC. The Board has approved a written charter under which the Audit Committee operates. A copy of the charter is available on the Company’s website.

Compensation Committee

The Compensation Committee is responsible for, among other things, (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing and recommending to the Board the compensation of the Company’s directors, chief executive officer and other executive officers; (iii) reviewing and approving employment agreements and other similar arrangements between the Company and the Company’s executive officers; and (iv) administering the Company’s stock plans and other incentive compensation plans.

Effective upon the Closing, the Board appointed James A. Graf, Barbara J. Samardzich and Christopher Thomas as members of the Compensation Committee. The Board has approved a written charter under which the Compensation Committee operates. A copy of the charter is available on the Company’s website.

Executive Compensation

A description of the compensation of Graf’s and Velodyne’s executive officers and directors before the consummation of the Business Combination is set forth in the Proxy Statement in the section entitled “Executive Compensation,” which is incorporated herein by reference.

As described in the Proxy, Velodyne entered into employment agreements with each of Messrs. Gopalan and Hamer in connection with the commencement of their employment and entered into a new employment agreement with Mr. Gopalan in connection with his promotion to chief executive officer, effective January 1, 2020. These agreements set forth various employment terms that were effective as of the time the agreements were entered into, including severance rights and such terms will generally continue in force, except to the extent they have been or are subsequently updated (e.g., with respect to base salaries) or are superseded. Neither the Company nor Velodyne has a written employment agreement with David Hall, the Company’s executive chairman and the former chief executive officer of Velodyne.

At the Special Meeting, the stockholders of the Company approved the Velodyne Lidar, Inc. 2020 Equity Incentive Plan (the “Incentive Plan”). The description of the Incentive Plan set forth in the Proxy Statement section entitled “Proposal No. 5—Approval of the Incentive Plan” is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with the Merger Agreement, the Board approved cancelling and converting all outstanding equity-awards granted under the Velodyne Lidar, Inc. 2007 Incentive Stock Plan and the Velodyne Lidar, Inc. 2016 Stock Plan into rollover equity-based awards under the Incentive Plan, effective as of the Effective Time, with the same general terms and conditions corresponding to the original awards, but modified, as necessary, to reflect the Business Combination. Following the consummation of the Business Combination, the Company expects that the Board will make additional grants of awards under the Incentive Plan to eligible participants.

At the Special Meeting, the stockholders of the Company approved the Velodyne Lidar, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”). The description of the ESPP set forth in the Proxy Statement section entitled “Proposal No. 6—Approval of the Employee Stock Purchase Plan” is incorporated herein by reference. A copy of the full text of the ESPP is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board will make grants of awards under the ESPP to eligible participants.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference.

The information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings is included in the Proxy Statement in the section entitled “Velodyne’s Business – Legal Proceedings,” which is incorporated herein by reference.

In addition, on September 21, 2020, the Company entered into a Litigation Settlement and Patent Cross license Agreement with Suteng Innovation Technology Co., Ltd. (“Robosense”) to resolve all of the disputes between the Company and Robosense, as described in the Proxy Statement, and agreed on the terms of a patent cross license and releases of liability. The parties also agreed to terminate all of the litigation matters related to Robosense described in the Proxy Statement upon the Company’s receipt of an initial settlement payment due under the agreement. The parties are now taking appropriate steps to dismiss the relevant litigation matters.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

In connection with the Closing, the shares of common stock and warrants began trading on Nasdaq under the symbols “VLDR” and “VLDRW,” respectively. Graf’s units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the New York Stock Exchange (the “NYSE”) and Graf’s common stock and warrants were voluntarily withdrawn from listing on the NYSE. As of the Closing Date there were approximately 124 holders of record of common stock.

The Company has not paid any cash dividends on its common stock to date. It is the present intention of the Company to retain any earnings for use in its business operations and, accordingly, the Company does not anticipate the Board declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Information about unregistered sales of the Company’s equity securities is set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Securities

A description of the common stock, preferred stock and warrants is included in the Proxy Statement in the section entitled “Description of Securities,” which is incorporated herein by reference.

Indemnification of Directors and Officers

The Amended and Restated Bylaws (as defined below) provide that the Company’s officers and directors will be indemnified by the Company to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, the Amended and Restated Certificate of Incorporation (as defined below) provides that the Company’s directors will not be personally liable for monetary damages to the Company for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or hereafter may be amended. The Company intends to enter into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in the Amended and Restated Bylaws. The Amended and Restated Bylaws (as defined below) also permit the Company to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. The Company may purchase a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures the Company against its obligations to indemnify its officers and directors.

The information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.01 of this Current Report on Form 8-K with respect to the issuance of common stock in connection with the Business Combination is incorporated herein by reference. The common stock issued in connection with the Business Combination was not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

On September 29, 2020, in connection with the consummation of the Business Combination, the Company amended and restated its second amended and restated certificate of incorporation (as so amended and restated, the “Amended and Restated Certificate of Incorporation”) and its amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01.	Change in the Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

Effective upon the Closing, the Audit Committee of the Board approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. The reports of Withum on the Company’s financial statements as of and for the two most recent fiscal years (ended December 31, 2019 and December 31, 2018) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Company’s two most recent fiscal years (ended December 31, 2019 and December 31, 2018) and the subsequent interim period through September 29, 2020, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the Company’s two most recent fiscal years (ended December 31, 2019 and December 31, 2018) and the subsequent interim period through September 29, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated October 5, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On September 29, 2020, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through the subsequent interim periods through September 29, 2020, neither the Company, nor any party on behalf of the Company, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01	Changes in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 are incorporated herein by reference.

In addition, the Incentive Plan became effective upon the Closing. The material terms of the Incentive Plan are described in the Proxy Statement in the section entitled “Proposal No. 5—Approval of the Incentive Plan,” which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by Graf’s organizational documents, the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section entitled “Proposal No. 1—Approval of the Business Combination” of the Proxy Statement, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The consolidated financial statements of Velodyne as of June 30, 2020, December 31, 2019, and December 31, 2018, and for the six months ended June 30, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2019, and the related notes thereto, are included in the Proxy Statement and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
4.1	Specimen Warrant Certificate of the Company (incorporated by reference to Exhibit 4.3 to Graf Industrial Corp.’s Registration Statement on Form S-1/A (Registration No. 333-227396), filed with the SEC on October 9, 2018)
4.2	Specimen Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.2 to Graf Industrial Corp.’s Registration Statement on Form S-1/A (Registration No. 333-227396), filed with the SEC on October 9, 2018)
4.3	Warrant Agreement, dated October 14, 2018, by and between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 to Graf Industrial Corp.’s Current Report on Form 8-K (File No. 001-38703), filed with the SEC on October 18, 2018)
10.1	Form of Indemnification Agreement
10.2	Velodyne Lidar, Inc. 2020 Equity Incentive Plan
10.3	Velodyne Lidar, Inc. 2020 Employee Stock Purchase Plan
10.4	Velodyne Lidar USA, Inc. 2007 Incentive Stock Plan
10.5	Velodyne Lidar USA, Inc. 2016 Stock Plan and forms agreement thereunder
10.6	Form of Equity Cancellation and Substitution Agreement for former Velodyne equity holders
10.7	Employment Agreement by and between Velodyne Lidar USA, Inc. and Drew Hamer, dated as of July 3, 2019
10.8	Employment Agreement by and between Velodyne Lidar USA, Inc. and Anand Gopalan, dated as of January 1, 2020
10.9	Letter Agreement, dated October 15, 2018, by and among the Company, certain former officers and directors and Graf Acquisition LLC (incorporated by reference to Exhibit 10.1 to Graf Industrial Corp.’s Current Report on Form 8-K (File No. 001-38703), filed with the SEC on October 18, 2018)
10.10	Registration Rights Agreement, dated October 15, 2018, by and between the Company, Graf Acquisition LLC and certain former directors of the Company (incorporated by reference to Exhibit 10.3 to Graf Industrial Corp.’s Current Report on Form 8-K (File No. 001-38703), filed with the SEC on October 18, 2018)

10.11	Form of Subscription Agreement by and between the Company and certain purchases, dated July 2, 2020 (incorporated by reference to Exhibit 10.3 to Graf Industrial Corp.’s Current Report on Form 8-K (File No. 001-38703), filed with the SEC on July 6, 2020)
10.12**	License and Supply Agreement by and between Velodyne Lidar USA, Inc. and Veoneer, Inc., dated January 7, 2019
10.13+	AIR Commercial Real Estate Association Standard Industrial/Commercial Single Tenant Lease by and between Velodyne Lidar USA, Inc. and Hellyer-DMHall Properties, LLC, dated January 9, 2017 and addendum thereto, dated January 10, 2017, as amended on February 28, 2017 and October 11, 2019
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated October 5, 2020.
99.1	Unaudited Pro Forma Condensed Financial Information of the Company at June 30, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

**	Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of any omitted portions of the exhibit upon request.

+	Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELODYNE LIDAR, INC.

By:	/s/ Anand Gopalan
Name: Dr. Anand Gopalan
Title: Chief Executive Officer

Dated: October 5, 2020